DBS INDUSTRIES, INC.
                            (A Delaware Corporation)



                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK



NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED TO SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT RELATING TO THE SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT (ii) RULE 144 PROMULGATED UNDER THE SECURITIES ACT, OR
(iii) AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

         THIS CERTIFIES THAT, for value received, Astoria Capital Partners, L.P. and Microcap Partners, L.P., or their registered assigns (collectively, the "Holder"), are entitled to purchase at any time or from time to time during the Exercise Period (as defined in Section 1.2 below): (i) up to a maximum of one million two hundred fifty thousand (1,250,000) shares (the "Shares"), subject to adjustment pursuant to the terms of Section 4 below, of fully paid and non-assessable common stock of DBS Industries, Inc., a Delaware corporation (the "Company"), par value $.0004 (the "Common Stock"). The Shares shall be purchased at the per Share purchase price forth in Section 1.1 below, subject to the further provisions of this Warrant. The term "Warrant" or "Warrants" as used herein shall mean this Warrant instrument and the various rights into which the rights granted under this Warrant may be subsequently divided.

1.   EXERCISE OF WARRANT.

     The terms and conditions under which this Warrant may be exercised and the Common Stock subject hereto may be purchased are as follows:

     1.1 Share Purchase Price. The Share purchase price shall be equal to $3.00 per Share, subject to adjustment as provided in Section 4 below (the "Share Purchase Price").



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     1.2  Method of Exercise.  The Holder of this  Warrant,  on or after the grant date as stated at the end of this Warrant (the "Effective Date"), and from time to time until three years from the Effective Date of this Warrant (the "Exercise Period"), may exercise in whole or in part the purchase rights evidenced by this Warrant, provided that the Holder exercises the purchase rights with respect to at least One Thousand (1,000) Shares of Common Stock, unless the remaining balance of such Shares is less than One Thousand (1,000). Such exercise shall be effected by:

                  (a) the surrender of the Warrant, together with a duly executed copy of the form of Subscription attached hereto, to the Secretary of the Company at its principal offices;

                  (b) the payment to the Company in U.S. funds, by check or bank draft payable to its order, of an amount equal to the aggregate Share Purchase Price for the number of Shares which the purchase rights hereunder are being exercised; and

                  (c) the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of a document executed by the Holder certifying that the Shares are being acquired for the sole account of the Holder and not with a view to any resale or distribution prior to the filing of a registration statement.

     1.3 Satisfaction with Requirements of Securities Act of 1933. If the issuance of any Shares required to be reserved for purposes of the exercise of this Warrant requires the registration with, or approval of, any governmental authority or requires listing on any national securities exchange or national market system before such shares may be so issued, the Company shall at its expense cause such Shares to be duly registered, approved or listed, as the case may be, so that such Shares may be issued in accordance with the terms hereof; provided, however, that any registration of such Shares and listing of such Shares on any securities exchange shall be pursuant to the terms and conditions of that certain Purchase Agreement between the Company on the one hand and Astoria Capital Partners L.P. and Microcap Partners L.P. on the other, dated __________, 1998 (the "Purchase Agreement").

     1.4 Issuance of Shares and New Warrant. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, the Company shall issue one or more certificates for the purchased Shares as soon as possible thereafter to the Holder exercising such rights and take such other actions at its sole expense as are necessary to complete the exercise of this Warrant. Such Holder shall also be issued at such time a new Warrant representing the number of Shares (if any) for which the purchase rights under this Warrant remain unexercised and continue in force and effect.

     1.5 Payment of Expenses and Taxes. The Company shall pay all expenses and taxes imposed by law or any governmental agency, including any documentary stamp taxes, attributable to the issuance of this Warrant and the Shares upon the exercise of this Warrant.

2.   TRANSFERS.

     2.1 Transfers. Subject to Section 8 hereof, this Warrant and all rights hereunder are transferable in whole or in part by the Holder with the same effect as with a negotiable instrument. To transfer rights, the transfer form below must be completed. The transfer shall be recorded on the


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books of the Company upon the surrender of this Warrant,  properly endorsed,  to the Secretary of the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the Holder one or more appropriate new forms of Warrant.

     2.2 Registered Holder. The Holder agrees that until such time as any transfer pursuant to Section 2.1 is recorded on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner.

     2.3 Form of New Warrant. All new forms of Warrant issued in connection with transfers of this Warrant shall bear the same Effective Date as this Warrant and shall be substantially identical in form and provision to this Warrant except for the number of Shares purchasable thereunder.

3.   FRACTIONAL SHARES.

    3.1 The Company shall not be required to issue fractions of Shares upon the exercise of this Warrant or to distribute certificates that evidence fractional Shares nor shall the Company be required to make any cash payments in lieu thereof upon exercise of this Warrant. Holder hereby waives any right to receive fractional Shares.

4.   ANTI-DILUTION PROVISIONS.

     4.1 Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding Shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of Shares of Common Stock that would have been issuable as a result of that change with respect to the Shares of Common Stock that were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Share Purchase Price then in effect immediately before that subdivision or combination shall be adjusted by multiplying the Share Purchase Price by a fraction, the numerator of which shall be the number of Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Shares purchasable immediately thereafter. Any adjustment under this Section shall become effective at the close of business on the date the subdivision or combination becomes effective. Such adjustment shall be made successively whenever such an event occurs.

     4.2  Reclassification,  Exchange,  and Substitution.  If the Common
Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock or other securities of the Company, including any such reclassification in connection with a consolidation or merger in which the Company is the surviving entity, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to receive the kind and number of Shares or other securities of the Company which the Holder would have owned or been entitled to receive had such Warrant been exercised in full immediately prior to the happening of such reclassification, exchange or substitution for the same aggregate consideration. If the Company shall at any time change its Common Stock into the same or a different number of shares


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of any other class or classes of stock or other securities of the Company as set forth in this Section 4.2, the Share Purchase Price then in effect immediately before that reclassification, exchange or substitution shall be adjusted by multiplying the Share Purchase Price by a fraction, the numerator of which shall be the number of Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Shares purchasable immediately thereafter. An adjustment made pursuant to this Section 4.2 shall become effective immediately after the effective date of such event. Such adjustment shall be made successively whenever such an event occurs.

     4.3 Reorganization, Mergers, Consolidations, or Sale of Assets. In the event of a reorganization, merger or consolidation of the Company with or into another entity, or the sale of substantially all of the Company's properties and assets as, or substantially as, an entity to any other entity, then, as part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the Exercise Period and upon payment of the Share Purchase Price then in effect, the number of Shares of Common Stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a Holder of the Common Stock would have been entitled in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Share Purchase Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any Shares or Warrants or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to Holders of this Warrant at the address of such Holders shown on the Company's books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and specify the Share Purchase Price then in effect after the adjustment and the increased or decreased number of Shares purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Warrant.

     4.4  Common  Stock  Dividends;  Distributions.  In  the  event  the
Company should at any time prior to the expiration of this Warrant fix a record date for the determination of the holders of Common Stock entitled to receive a dividend or other distribution (excluding a cash dividend or distribution) payable in additional shares of Common Stock, capital stock other than Common Stock or other securities or rights convertible into or entitling the Holder thereof to receive, directly or indirectly, additional shares of Common Stock or other capital stock (hereinafter referred to as the "Stock Equivalents") without payment of any consideration by such Holder for the additional shares of Common Stock, other capital stock or Stock Equivalents (including the additional shares of Common Stock or other capital stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the number of Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of Shares



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or other securities of the Company,  including the Stock  Equivalents which such
Holder would have owned or have been entitled to receive upon the happening of any of the events described above had such Warrant been exercised in full immediately prior to the happening of such event or any record date with respect thereto. Whenever the number of Shares purchasable upon the exercise of each Warrant is adjusted pursuant to this Section 4.4, the Share Purchase Price payable upon exercise of each Warrant shall be adjusted by multiplying such Share Purchase Price by a fraction, the numerator of which shall be the number of Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Shares purchasable immediately thereafter. An adjustment made pursuant to this Section
4.4 shall become effective immediately after the record date for such event or, if none, immediately after the effective date of such event. Such adjustment shall be made successively whenever such an event occurs.

     4.5 Adjustment for Other Distributions. In the event the Company shall distribute to all holders of its shares of Common Stock (a) evidences of indebtedness or assets (excluding cash dividends or distributions payable out of the consolidated earnings or surplus legally available for such dividends or distributions and dividends or distributions referred to in paragraphs 4.1, 4.2,
4.3 or 4.4 above) of the Company or any Subsidiary (as such term is defined in the Purchase Agreement) or (b) shares of capital stock of a Subsidiary (evidences of indebtedness, assets and securities as set forth in clauses (a) and (b) above, collectively, "Assets"), then in each case the number of Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon the exercise of each Warrant by a fraction, the numerator of which shall be the Current Market Price (as hereinafter defined in Section 4.8 below) per share of Common Stock on the date of such distribution and the denominator of which shall be such Current Market Price per share of Common Stock less the fair value as of such record date as determined reasonably and in good faith by the Board of Directors of the Company of the portion of the Assets applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

     4.6 Adjustment for Rights Issue. In the event the Company issues rights, options or Warrants (collectively, "Rights") to all holders of its outstanding Common Stock entitling them to subscribe for or purchase shares of Common Stock or Convertible Securities (as such term is hereinafter defined) at a Price Per Share (as defined in Section 4.8 below) which is lower at the record date mentioned below than the then Current Market Price per share of the Common Stock, the number of Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of the Common Stock outstanding on the date of issuance of such Rights plus the additional Number of Shares (as defined in Section 4.8 below) of the Common Stock offered for subscription or purchase in connection with such Rights and the denominator of which shall be the number of shares of the Common Stock outstanding on the date of issuance of such Rights plus the number of shares of the Common Stock which the aggregate Proceeds (as defined in Section 4.8 below) received or receivable by the Company upon exercise of such Rights would purchase at the Current Market Price per share of the Common Stock at such record date. In addition, the Share Purchase Price payable upon exercise of each Warrant immediately prior to such adjustment under this Section shall be adjusted by multiplying such Share Purchase Price by a fraction, the numerator of which shall be the number of Shares purchasable upon



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the  exercise  of each  Warrant  immediately  prior to such  adjustment  and the denominator of which shall be the number of Shares purchasable immediately thereafter. Such adjustment shall be made whenever Rights are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive Rights. The term "Convertible Securities" as used herein shall mean any indebtedness, capital stock or other securities of the Company convertible into, exchangeable or exercisable for Common Stock or Rights to subscribe for or purchase such securities. Notwithstanding the foregoing, "Convertible Securities" shall not include securities issued by the
Company  to  EchoStar   Communications   Corporation  in  connection   with  any
acquisition or transfer of ESAT, Inc.

     4.7  Adjustment for Common Stock and Convertible  Securities Issue.
In case the Company shall issue Common Stock or Convertible Securities (excluding the issuance of (a) Common Stock or Convertible Securities issued in any of the transactions described in Sections 4.1, 4.2, 4.3, 4.4 or 4.5 above or in connection with the acquisition or transfer of ESAT, Inc., or (b) Shares issued upon the exercise of the Warrants), at a Price Per Share of Common Stock, in the case of the issuance of Common Stock, or at a Price Per Share of Common Stock initially deliverable upon conversion or exercise or exchange of such Convertible Securities, in each case, together with any other consideration received by the Company in connection with such issuance, below the then Current Market Price per share of Common Stock on the date the Company fixed the offering, conversion or exercise or exchange price of such additional shares, then the number of Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding on such date plus the additional number of shares of Common Stock offered for subscription or purchase and the denominator of which shall be the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock which the aggregate Proceeds of the total amount of Convertible Securities so offered would purchase at the Current Market Price per share of Common Stock at such record date. In case the Company shall issue and sell Convertible Securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "Price Per Share" of Common Stock and the "consideration received by the Company" for purposes of the first sentence and the immediately preceding sentence of this Section 4.7, the Board of Directors of the Company shall reasonably and in good faith determine the fair value of such property. The determination of whether any adjustment is required under this Section 4.7, by reason of the sale and issuance of any Convertible Securities and the amount of such adjustment, if any, shall be made at such time and not at the subsequent time of issuance of shares of Common Stock upon the exercise, conversion or exchange of Convertible Securities. If the Company shall at any time issue Convertible Securities such that the shares purchasable upon exercise of this Warrant shall be adjusted hereunder, then the Share Purchase Price for such Warrants shall also be adjusted by multiplying the Share Purchase Price by a fraction, the numerator of which shall be the number of Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Shares purchasable immediately thereafter.

     4.8 Current Market Price; Price Per Share; Proceeds. (a) For the purpose of any computation under Section 4 hereof, the "Current Market Price" per share of Common Stock at any date shall be the average of the daily Closing Prices for the 20 consecutive trading days preceding the date of such computation, provided, however, that if the Current Market Price as calculated herein



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shall  exceed  $4.50 per share then the Current  Market Price shall be $4.50 per share. The Closing Price for each day shall be (i) the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by The Nasdaq National Market, the Nasdaq SmallCap Market or any comparable system; or (ii) if the Common Stock shall be then listed or admitted to trading on the New York Stock Exchange, the closing price on the NYSE - Consolidated Tape (or any successor composite tape reporting transactions on the New York Stock Exchange) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, or if the Common Stock shall be listed on a stock exchange other than the New York Stock Exchange, the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of the Common Stock are listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of the Common Stock have been traded during such 20 consecutive trading days). In the absence of one or more such quotations, the Current Market Price per share of the Common Stock shall be determined reasonably and in good faith by the Board of Directors of the Company.

                  (b) For purposes of this Section 4, "Price Per Share" shall be defined and determined according to the following formula:

P        =        R/N

where

P        =        Price Per Share;

R = the "Proceeds" received or receivable by the Company which (i) in the case of shares of Common Stock is the total amount received or receivable by the Company in consideration for the issuance and sale of such shares;
     (ii) in the case of Rights or of Convertible Securities with respect to shares of Common Stock, is the total amount received or receivable by the Company in consideration for the issuance and sale of Rights or such Convertible Securities, plus the minimum aggregate amount of additional consideration, other than the surrender of such Convertible Securities, payable to the Company upon exercise, conversion or exchange thereof; and
     (iii) in the case of Rights to subscribe for or purchase such Convertible Securities, is the total amount received or receivable by the Company in consideration for the issuance and sale of such Rights plus the minimum aggregate amount of additional consideration, other than the surrender of such Convertible Securities, payable upon the conversion or exchange or exercise of such Convertible Securities, provided that in each case the
                                    --------
     proceeds received or receivable by the Company shall be the net cash proceeds after deducting therefrom (A) any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, (B) the fees and disbursements of counsel for the Company and of its


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     independent public accountants,  and (C) the fees and expenses of other
     Persons  retained or  employed  by the  Company in  connection with  the
     Company's   performance   of  or compliance with this Agreement; and

N = the "Number of Shares," which (x) in the case of Common Stock is the number of shares issued; and (y) in the case of Rights or of Convertible Securities with respect to shares of Common Stock, is the maximum number of shares of Common Stock initially issuable upon exercise, conversion or exchange thereof.

     4.9 Certificate as to Adjustments. In the case of each adjustment or readjustment pursuant to this Section 4 of the Share Purchase Price, or number Shares that are purchasable under this Warrant, the Company will promptly and no more than 20 days from the occurrence of the event resulting in such adjustment or readjustment compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, to be delivered to the Holder of this Warrant all at the Company's sole expense. If, within fifteen (15) days after receipt of such certificate, the Holder so requests in writing, the Company shall at its sole expense cause its computations pursuant to this Section 4.9 to be recalculated by independent certified public accountants of recognized standing selected by the Company. The Company will, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a certificate setting forth:

                  (a)      Such adjustments and readjustments;

                  (b)      The Share Purchase Price at the time in effect; and

                  (c) The number of Shares of Common Stock issuable upon exercise of the Warrant and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

     4.10 Voluntary Adjustment by the Company. The Company may at its sole option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company.

5.   REPRESENTATIONS AND WARRANTIES OF COMPANY.

     5.1 Affirmation of Representations and Warranties Contained in the Purchase Agreement. Each of the representations and warranties contained in the Purchase Agreement are true and correct.

     5.2 Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant, free of all preemptive rights. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect



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the  exercise of this  Warrant,  in addition to such other  remedies as shall be available to the Holder of this Warrant, the Company shall immediately take such corporate action as may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares, free of preemptive rights, pursuant to the terms of this Warrant.

6.   RIGHTS PRIOR TO EXERCISE OF WARRANT.

     This Warrant does not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends or other distributions (except as provided in Section 4.4. herein), to exercise any preemptive rights, to vote, to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its complete exercise, any of the following events shall occur:

                  (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the Holder of its shares of Common Stock; or

                  (b) the Company shall offer to the Holder of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

                  (c) a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer, or lease of all or substantially all of is property, assets, and business as an entirety) shall be proposed and action by the Company with respect thereto has been approved by the Company's Board of Directors; or

                  (d) a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of a substantial portion of the properties and assets of the Company for which approval of any stockholders of the Company is required, or of any reclassification or change of Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

then in any one or more of said events the Company shall give notice in writing of such event to the each Holder at its last address as it shall appear on the Company's records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation, or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail, or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the or validity of any action taken in connection with such dividend, distribution, or subscription rights, or such proposed dissolution, liquidation, winding up, merger, conveyances or transfer. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the Holder of record of such shares on the date on which this instrument was surrendered and payment of the Share Purchase Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the Holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

7.   COMPANY'S RIGHT TO REDEEM WARRANTS.

     At any time during the Exercise Period, the Company may seek to redeem this Warrant for $0.01 per Warrant (the "Redemption Price") in the event that the daily Closing Price (as such term is defined in Section 4.8 herein) per share of Common Stock of the Company is greater than $4.50 per share for a minimum of fourteen consecutive trading days. In order to exercise this right, the Company must immediately thereafter send written notice to the Holder of its intent to redeem the outstanding Warrants. The Warrant is redeemable 30 days after the registered Holder' receipt of such written notice of the Company's intention to redeem (the "Redemption Date"). Notwithstanding the foregoing, the Holder shall retain all rights under this Warrant, including the right to exercise this Warrant, on and prior to the close of business on such Redemption Date. On the Redemption Date, the Company shall only be entitled to redeem Warrants that have not been so exercised. If the Holder fail to exercise any Warrants prior to the Redemption Date, the Holder shall forfeit their right to do so and shall be entitled only to the Redemption Price with respect to such unexercised Warrants.

8.   RESTRICTED SECURITIES.

     In order to enable the Company to comply with the Securities Act and applicable state laws, the Company may require the Holder as a condition of the transfer of this Warrant to give written assurances satisfactory to the Company that the Warrant is being acquired for the transferee's own account, for investment only, with no view to the distribution of the same, and that any disposition of all or any portion of this Warrant or the Shares issuable upon the due exercise of this Warrant shall not be made, unless and until:

                  (a) There is then in effect a registration statement under the Purchase Agreement and the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement and the provisions of the Purchase Agreement; or

                  (b) (i) The Holder has notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) upon reasonable request of the Company, such Holder has furnished the Company with an opinion of counsel or other evidence, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act and applicable state law.

         The Holder acknowledges that (x) this Warrant is, and each of the shares of Common Stock issuable upon the due exercise hereof, will be restricted securities, that (y) it understands the provisions of Rule 144 of the Securities and Exchange Commission, and that (z) the certificate or certificates evidencing such shares of Common Stock will bear a legend substantially similar to the following:

"These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and may not be sold, offered to sale, transferred, pledged, hypothecated or otherwise assigned except pursuant to (i) a registration statement relating to the securities which is effective under the Securities Act, (ii) Rule 144 promulgated under the Securities Act, or (iii) an opinion of counsel or other evidence satisfactory to the Company and its counsel that an exemption from the registration requirements of the securities act or any applicable state securities laws is available."

9.   SURVIVAL OF WARRANTIES.

     The warranties, representations, and covenants of the Company and the Holder, jointly and severally, contained in or made pursuant to this Warrant and the Purchase Agreement shall survive the execution and delivery of this Warrant.

10.  SUCCESSORS AND ASSIGNS.

     The terms and provisions of this Warrant shall inure to the benefit of, and the binding upon, the Company and the Holder thereof and their respective successors and permitted assigns.

11.  LOSS OR MUTILATION.

     Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (a) in the case of loss, theft, or destruction, upon receipt by the Company of evidence reasonably satisfactory to the Company of such loss, theft, destruction or mutilation of such warrant and, if reasonably requested by the Company, indemnity satisfactory to it, or (b) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Common Stock.

12.  NOTICES.

     All notices or other communications required or permitted hereunder shall be in writing (except as otherwise provided herein) and shall be deemed duly given when received by delivery in person, by facsimile, telex or telegram or by an overnight courier service or three (3) days after deposit in the U.S. Mail, certified with postage prepaid, addressed as follows:

          If to Company:      DBS Industries, Inc.
                              100 Shoreline Highway, Suite 190A
                              Mill Valley, California  94941
                              Attn:  Fred W. Thompson

          with copies to:     Bartel Eng Linn & Schroder
                              300 Capitol Mall, Suite 1100
                              Sacramento, California  95814
                              Attn:    Scott E. Bartel, Esq.

          If to Holder:       Astoria Capital Management
                              6600 Southwest 92nd Avenue
                              Suite 370
                              Portland, Oregon  97223
                              Attn:    Richard Koe

          with copies to:     Jones, Day, Reavis & Pogue
                              555 West Fifth Street, Suite 4600
                              Los Angeles, California  90013-1025
                              Attn:  Susanne Meline, Esq.

13.  GOVERNING LAW.

     This Warrant shall be governed by and construed in accordance with the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

14.  TITLES AND SUBTITLES.

     The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

15.  NO INCONSISTENT AGREEMENTS.

     The Company will not hereafter enter into any agreement which is inconsistent with the rights granted in this Warrant.

16.  AMENDMENTS; WAIVERS.

     Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing, and signed by the Company and the Holder of a majority of the Warrants then outstanding. No failure or delay by either the Company or the Holder in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

17.  SEVERABILITY.

     If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         DATE OF GRANT:  ____________, 1998.

                                                  DBS Industries, Inc.



                                                  Fred Thompson,
                                                  President

                                  SUBSCRIPTION





Mr. Fred Thompson
President
DBS Industries, Inc.
100 Shoreline Highway
Suite 190A
Mill Valley, California  94941

Dear Mr. Thompson:

     _______ hereby elects to purchase, pursuant to the provisions of the foregoing Warrant held by the undersigned, _____________________________( ) shares of the Common Stock of DBS Industries, Inc. ("DBSI").

     Payment of the total Share Purchase Price required under such Warrant accompanies this Subscription.

DATED: ______________________, 1998


By: ________________________________________________

                               TRANSFER OF WARRANT





Mr. Fred Thompson
President
DBS Industries, Inc.
100 Shoreline Highway
Suite 190A
Mill Valley, California  94941

Dear Mr. Thompson:

     For value received, ______________________________________ hereby assigns this Warrant to ______________________________________________________________
whose address is ____________________________________________________________.

DATED: _________________________, 1998


By:_________________________________________





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